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                        HARTFORD LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL II
                 HARTFORD VARIABLE UNIVERSAL LIFE LAST SURVIVOR

                                   333-131135

     SUPPLEMENT DATED NOVEMBER 22, 2006 TO THE PROSPECTUS DATED MAY 3, 2006

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             SUPPLEMENT DATED NOVEMBER 22, 2006 TO YOUR PROSPECTUS

On November 8, 2006, the Securities and Exchange Commission ("SEC") issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford will pay $55 million to mutual funds that participated in The Hartford's program for directed brokerage in recognition of mutual fund sales during the period from 2000 through 2003. The Hartford discontinued the use of directed brokerage in recognition of mutual fund sales in late 2003.

UNDER THE SECTION TITLED "LEGAL MATTERS" THE FOLLOWING CHANGES ARE MADE:

THE LAST TWO SENTENCES OF THE SECOND PARAGRAPH ARE DELETED.

THE FIFTH PARAGRAPH IS DELETED AND REPLACED WITH THE FOLLOWING:

On May 10, 2006, The Hartford entered into a settlement with the New York Attorney General's Office and the Connecticut Attorney General's Office regarding The Hartford's use of expense reimbursement agreements in its terminal and maturity funding group annuity business. Under the terms of the settlement, The Hartford will pay $20 million, of which $16.1 million will be paid to certain plan sponsors that purchases terminal or maturity funding annuities between January 1, 1998 and December 31, 2004. The remaining balance of $3.9 million will be divided equally between the states of New York and Connecticut. The costs associated with the settlement have already been accounted for with reserves previously established by The Hartford. As part of the settlement, The Hartford will accept a three-year prohibition on the use of contingent compensation in its terminal and maturity funding group annuity line of business.

To date, the SEC's and the New York Attorney General's Office's market timing investigations have not resulted in the initiation of any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of these matters or the initiation of any formal action by these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of September 25, 2006, Hartford Life had a reserve of $83 million, pre-tax, for the market timing matters, none of which was attributed to HLIC. This reserve is an estimate; in view of the uncertainties regarding the outcome of these investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life.

THE LAST PARAGRAPH IN THE "LEGAL MATTERS" SECTION IS DELETED AND REPLACED WITH THE FOLLOWING:

The Hartford does not expect any of these actions to result in a material adverse effect on the Separate Accounts or on the HLS Funds that serve as underlying investments for these accounts.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-6061